UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 23, 2026

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2026, Duane DeSisto resigned from the board of directors of Modular Medical, Inc. (the “Company”), effective immediately. Mr. DeSisto’s resignation was not due to a disagreement with the Company on any matter relating to its operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 23, 2026, the Company held its fiscal 2027 annual meeting of shareholders (the “Annual Meeting”), and a quorum for the transaction of business was present in person virtually or represented by proxy, which represented approximately 65% of the Company’s outstanding shares of common stock entitled to vote at the Annual Meeting. The Company’s shareholders voted on four proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 1, 2026.

Summarized below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

●	Proposal 1 - Election of directors to serve until the next annual meeting of shareholders.

	For	Against	Abstention/ Withheld	Broker Non-Vote
James E. Besser	2,541,820	576,703	7,629	3,072,192
Paul DiPerna	2,616,628	501,895	7,629	3,072,192
Duane DeSisto	3,091,438	27,118	7,596	3,072,192
Steven Felsher	2,650,279	468,245	7,628	3,072,192
Philip Sheibley	2,648,731	469,793	7,628	3,072,192
Ellen O’Connor Vos	2,053,232	1,065,190	7,730	3,072,192

All of the foregoing candidates were elected to serve as directors until the next annual meeting of shareholders and until the election and qualification of her or his successor or earlier resignation or removal. Following the election, Mr. DeSisto resigned from the board of directors, effective immediately.

●	Proposal 2 - Amendment of the Amended and Restated 2017 Equity Incentive Plan (as amended from time to time) to increase the number of shares available for issuance by 2,500,000 shares.

For	Against	Abstain	Broker Non-Vote
2,294,200	811,943	20,009	3,072,192

The foregoing proposal was approved.

●	Proposal 3 - Ratification of the audit committee’s appointment of Farber Hass Hurley LLP as independent registered public accounting firm for the fiscal year ending March 31, 2027.

For	Against	Abstain	Broker Non-Vote
6,171,976	15,512	10,856	-

The foregoing proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: October 28, 2026	By:	/s/ James Besser
James Besser Chief Executive Officer

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